Exhibit 4. Form of Registrant's Common Stock certificates.


(Certificate)
NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Number          Techinical Maintenance Corporation              Shares
2391
                                                         CUSIP No. 878462 10 0
                AUTHORIZED STOCK: 25,000,000 SHARES
                PAR VALUE: $.001 PER SHARE


COUNTERSIGNED AND REGISTERED
NATIONAL STOCK TRANSFER, INC.
3098 S HIGHLAND DR, #485
SALT LAKE CITY, UT  84106
BY:____________________


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

SHARES OF THE COMMON STOCK OF TECHNICAL MAINTENANCE CORPORATION transfereable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly appointed officers.

Dated:                          (Seal)



---------------------                           --------------------
    SECRETARY                                         PRESIDENT

(Back of Certificate)
NOTICE: Signature must be guaranteed by a member of the Medallion Signature Program, or by an international bank (other than a savings bank), or an international trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ... Custodian...
TEN ENT - as tenants by the entireties              (Cust)          (Minor)
JT TEN - as joint tenants with right of
         survivorship and not as                 under Uniform Gift to Minors
         tenants in common                       Act..............
                                                      (State)



                   Additional abbreviations may also be used though not on the above list


                   For Value Received, ________ hereby sell, assign and
                    transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------

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 (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE
  OF ASSIGNEE)

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----------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises


Dated

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                   SHAREHOLDER(S) SIGNATURE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER